Exhibit 1

         STOCK EXCHANGE AGREEMENT (this "AGREEMENT"), dated as of June 11, 2001, among PPI Capital Group, Inc., a Utah corporation (the "COMPANY"), and the signatories hereto (the "STOCKHOLDERS").

         WHEREAS, the Company, DP Merger Corp., a Delaware corporation ("MergerSub"), and DirectPlacement.com, Inc., a Delaware corporation ("DPI"), have entered into that certain Agreement and Plan of Merger dated as of May 15, 2001 (the "MERGER AGREEMENT"), pursuant to which MergerSub will merge with and into DPI, and DPI will become a wholly owned subsidiary of the Company (the "MERGER"); and

         WHEREAS, as a result of the Merger, the Company will issue to the Stockholders the number of shares (the "Issued Shares") of the Company's common stock, par value $.001 per share ("COMPANY COMMON STOCK") set forth opposite such Stockholder's name in Exhibit A attached hereto; and

         WHEREAS, each of the Stockholders have agreed to surrender 75% of the Issued Shares (the "Surrendered Shares") in exchange for the number of common stock purchase warrants (the "COMPANY WARRANTS") set forth opposite such Stockholder's name in Exhibit A; and

         WHEREAS, the execution and delivery of this Agreement by the Company is a condition precedent to the closing of the transactions contemplated by the Merger Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, and the Purchaser agree as follows:

                                   ARTICLE I
                          EXCHANGE PROCEDURES; CLOSING

         1.1  EXCHANGE PROCEDURES

              (a) Subject to and on the terms and conditions hereof, in reliance on the representations and warranties of the Company and in consideration of the issuance of the Company Warrants to the Stockholders, the Stockholders agree to surrender for cancellation to the Company the Surrendered Shares.

              (b) Subject to and on the terms and conditions hereof, in reliance on the representations and warranties of the Stockholders and in consideration for the surrender and cancellation of the Surrendered Shares, the Company shall issue the Company Warrants to the Stockholders.

         1.2 CLOSING. The closing of the transactions contemplated by this Agreement shall occur immediately following the effective time of the Merger. At the Closing (i) the Stockholders shall surrender certificates representing the Surrendered Shares for cancellation, and (ii) the Company shall issue to the Stockholders the Company Warrants.
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                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each of the Stockholders:

              (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Utah with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

              (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and to otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Company is not is in violation of any of the provisions of its certificate of incorporation, by-laws or other organizational or charter documents.

              (c) ISSUANCE OF THE COMPANY WARRANTS. The Company will have an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the Stockholders, to enable it to perform its obligations under the Company Warrants. The shares of Company Common Stock issuable upon exercise of the Company Warrants are collectively referred to herein as the "Underlying Shares." When issued in accordance with the terms of this Agreement and the Company Warrants, the Company Warrants and the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable.

              (d) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a the Company debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected

         2.2 REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. Each of the Stockholders represents and warrants to the Company, with himself/itself only, as follows:

              (a) ORGANIZATION; AUTHORITY. This Agreement has been duly executed by the Stockholder, and when delivered by the Stockholder in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Stockholder, enforceable against it in accordance with its terms.

              (b) INVESTMENT INTENT. The Stockholder is acquiring the Company Warrants as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such securities or any part thereof. Such Stockholder does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Warrants or the Underlying Shares.

                                  ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

         3.1 TRANSFER RESTRICTIONS. (a) The Warrants and the Underlying Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws.

              (b) The Stockholder agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

              THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 ENTIRE AGREEMENT; AMENDMENTS. This Agreement with the Exhibits hereto contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         4.2 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:


         If to the Company:            PPI Capital Group, Inc.
                                       1661 Lakeview Circle
                                       Ogden, Utah 84403
                                       Attn:  President


         If to a Purchaser:            To the address set forth under such
                                       Purchaser's name on the signature pages
                                       hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         4.3 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Stockholders or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         4.4 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         4.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Stockholders.

         4.6 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         4.7 GOVERNING LAW. The corporate laws of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in San Diego, CA, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         4.8 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Exchange Date and the delivery and exercise of the Company Warrants.

         4.9 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         4.10 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         4.11 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Stockholders will be entitled to specific performance of the obligations of the Company under the Company Warrants. The parties hereto agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.


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                            SIGNATURE PAGES FOLLOWS]




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              IN WITNESS WHEREOF, the parties hereto have caused this Exchange
Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    PPI CAPITAL GROUP, INC.



                                    By: /s/ Mark Scharmann
                                       -----------------------------------------
                                       Name: Mark Scharmann
                                       Title:  President


                                     /s/ Brian Overstreet
                                    --------------------------------------------
                                    Brian Overstreet

                                    Address for Notice:
                                    c/o Direct Placement.com Inc.
                                    3655 Nobel Drive
                                    Suite 540
                                    San Diego, CA 92122


                                     /s/ Robert Kyle
                                    --------------------------------------------
                                    Robert Kyle

                                    Address for Notice:
                                    c/o Direct Placement.com Inc.
                                    3655 Nobel Drive
                                    Suite 540
                                    San Diego, CA 92122


                                    MIDORI USA Corporation


                                    By: /s/ Brian Overstreet
                                       -----------------------------------------
                                       Name: Brian Overstreet
                                       Title: Managing Director


                                    Address for Notice:
                                    c/o Direct Placement.com Inc.
                                    3655 Nobel Drive
                                    Suite 540
                                    San Diego, CA 92122

                                           EXHIBIT A to Stock Exchange Agreement

                                                Number of
                                Number of      Surrendered         Number
Name of Stockholder           Issued Shares      Shares         of Warrants
---------------------------  ---------------  ---------------  ---------------
Brian M. Overstreet            10,762,500        8,071,875        8,071,875

Robert Kyle                     1,537,500        1,153,125        1,153,125

Midori USA Corporation          3,075,000        2,306,250        2,306,250

                                           EXHIBIT B to Stock Exchange Agreement

                            FORM OF WARRANT AGREEMENT

                                 See Exhibit 2